UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________

FORM 8-K

____________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2014

____________________________________________________

KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

____________________________________________________

Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore		554369
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former name or former address, if changed since last report)

____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
Kulicke and Soffa Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders on February 18, 2014 (the “2014 Annual Meeting”).

The Company’s shareholders elected Mr. MacDonell Roehm, Jr. as a director to serve until the 2018 Annual Meeting of Shareholders. The votes were cast as follows:

For	Withhold	Broker Non-Votes
53,859,867	857,427	12,718,317

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP (Singapore) as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2014. The votes were cast as follows:

For	Against	Abstain
66,851,040	368,537	216,034

The Company’s shareholders approved, on a non-binding basis, the overall compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the 2014 Annual Meeting. The votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
38,381,981	14,205,577	2,129,736	12,718,317

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 19, 2014	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ Jonathan H. Chou
	Name:	Jonathan H. Chou
	Title:	Senior Vice President, Chief Financial Officer
and Principal Accounting Officer